1 #101336134v2 Consulting Services Agreement This Services Agreement (this “Agreement”), dated as of November 1, 2025 (the “Effective Date”), is by and between Teri Bariquit (the “Consultant”) and Rent the Runway, Inc., a Delaware corporation, with offices located at 10 Jay Street, Brooklyn, NY 11201 (“RTR”). RTR and Consultant may be referred to herein individually as a “Party” or together as the “Parties.” RTR desires to retain Consultant to provide certain consulting services upon the terms and conditions in this Agreement, and Consultant is willing to perform such services. In consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows: 1. Services. 1.1 Consultant shall provide to RTR the services (the "Services") set out in one or more statement of work to be issued by RTR and accepted by Consultant (each, a "Statement of Work"). The initial accepted Statement of Work is attached hereto as Exhibit A. Additional Statements of Work substantially in the same form as the Statement of Work attached hereto shall be deemed accepted and incorporated into this Agreement only if signed by authorized representatives of each Party. The Consultant shall provide the Services (a) in accordance with the terms and subject to the conditions set out in the respective Statement of Work and this Agreement; (b) using personnel of required skill, experience, and qualifications; (c) in a timely, workmanlike, and professional manner; and (d) in accordance with the highest professional standards in Consultant's field; and (e) to the satisfaction of RTR. In addition, Consultant shall comply with all RTR rules, regulations, and policies of which it has been made aware, in its provision of the Services. 2. Fees and Expenses. 2.1 In consideration of the Services to be performed under this Agreement, RTR shall pay Consultant in accordance with the fee schedule set forth in each Statement of Work. Unless otherwise provided in the Statement of Work, said fee will be payable within thirty (30) days of receipt by RTR of an undisputed invoice from Consultant, accompanied by documentation reasonably requested by RTR evidencing all charges. 2.2 Consultant is not eligible for expense reimbursement in connection with her Services. In respect of Consultant’s service on the Board of Directors of the Company, Consultant shall be eligible for reasonable travel and other business expense reimbursement in accordance with RTR’s policies for non-employee directors in effect from time to time. 2.3 The fees set forth in this Agreement shall cover and include all sales and use taxes, duties, and charges of any kind imposed by any federal, state, or local governmental authority on amounts payable by RTR under this Agreement, and in no event shall RTR be required to pay any additional amount to Consultant in connection with such taxes, duties, and charges, or any taxes imposed on, or regarding, Consultant's income, revenues, gross receipts, personnel, or real or personal property or other assets. 3. Intellectual Property. 3.1 Consultant acknowledges and agrees that any and all work product, including any deliverables, it conceives, creates, develops, or reduces to practice, in whole or part, during the term of the Agreement, including without limitation, all "works of original authorship" and all content, inventions, improvements, enhancements, designs, ideas, source code, software applications, formula, processes, techniques, discoveries, or know-how, whether or not patentable or copyrightable, are "works for hire" and are and/or shall become and remain the sole and exclusive property of RTR and RTR shall be the sole owner of all patents, copyrights, and other rights in connection therewith throughout the world. To the extent any such works are not deemed works for hire, Consultant hereby assigns to RTR, Consultant's entire right, title, and interest in any invention, technique, process, device, discovery, improvement, or know-how, whether patentable or not, hereafter made or conceived

2 #101336134v2 solely or jointly by Consultant while working for or on behalf of RTR, which relates to, is suggested by, or results from matters set forth in any active Statement of Work and depends on either: (i) Consultant's knowledge of Confidential Information (as defined in 4) it obtains from RTR; or (ii) the use of RTR's equipment, supplies, facilities, information, or materials. Consultant shall, upon request of RTR, promptly execute a specific assignment of title to RTR and do anything else reasonably necessary to enable RTR to secure for itself, patent, trade secret, or any other proprietary rights in the United States or other countries. Consultant shall give RTR and its designees all assistance reasonably required to perfect such rights. 4. Confidentiality. 4.1 All non-public, confidential, or proprietary information of RTR ("Confidential Information"), including, but not limited to, any trade secrets, specifications, samples, patterns, designs, plans, drawings, documents, data, business operations, customer lists, pricing or discounts disclosed by RTR to Consultant, whether disclosed orally or disclosed or accessed in written, electronic, or other form or media, and whether or not marked, designated, or otherwise identified as "confidential," in connection with this Agreement is confidential, solely for Consultant's use in performing this Agreement and may not be disclosed or copied unless authorized by RTR in writing. Confidential Information does not include any information that: (a) is or becomes generally available to the public other than as a result of Consultant's breach of this Agreement; (b) is obtained by Consultant on a non-confidential basis from a third party that was not legally or contractually restricted from disclosing such information; (c) Consultant establishes by documentary evidence, was in Consultant's possession before RTR's disclosure hereunder; or (d) was or is independently developed by Consultant without using any Confidential Information. Consultant shall maintain the Confidential Information with the same degree of care Consultant uses to maintain its own Confidential Information, and, in all events, Consultant shall maintain the Confidential Information with no less than commercially reasonable care. On RTR's request, Consultant shall promptly return all documents and other materials received from RTR. RTR shall be entitled to injunctive relief for any violation of this Section. 4.2 Consultant has the right under federal law to certain protections for cooperating with or reporting legal violations to the Securities and Exchange Commission (the “SEC”) and/or its Office of the Whistleblower, as well as certain other governmental entities and self-regulatory organizations. As such, nothing in this Agreement prohibits or limits Consultant from disclosing this Agreement to, or from cooperating with or reporting violations to or initiating communications with, the SEC or any other such governmental entity or self-regulatory organization, and Consultant may do so without notifying RTR. Neither RTR nor any of its subsidiaries or affiliates may retaliate against Consultant for any of these activities, and nothing in this Agreement or otherwise requires Consultant to waive any monetary award or other payment that Consultant might become entitled to from the SEC or any other governmental entity or self-regulatory organization. 5. Term, Termination, and Survival. 5.1 This Agreement shall commence as of the Effective Date and shall continue until the completion of the Services under all Statements of Work. 5.2 Either Party, in its sole discretion, may terminate this Agreement or any Statement of Work, in whole or in part, at any time without cause, and without liability except for required payment for Services rendered, and reimbursement for authorized expenses incurred, before the termination date, by providing at least ten (10 days' prior written notice to the other Party). 5.3 Upon expiration or termination of this Agreement for any reason, Consultant shall promptly perform any or all of the following actions upon RTR’s request: (a) deliver to RTR all documents, work product, and other materials, whether or not complete, prepared by or on behalf of Consultant in the course of performing the Services; (b) return to RTR all RTR-owned property, equipment, or materials in its possession or control; (c)

3 #101336134v2 remove any Consultant-owned property, equipment, or materials located at RTR's location; (d) deliver to RTR, all documents and tangible materials (and any copies) containing, reflecting, incorporating, or based on RTR's Confidential Information; (d) provide reasonable cooperation and assistance to RTR in transitioning the Services to an alternate service provider; (e) on a pro rata basis, repay all fees and expenses paid in advance for any Services which have not been provided; permanently erase all of RTR's Confidential Information from its computer systems; and (f) certify in writing to RTR that it has complied with the requirements of this Section 5.3. 5.4 The rights and obligations of the Parties set out in this Section 5 and Sections 3, 4, 7, 8, 10, 11, 13 – 20, and any right or obligation of the Parties in this Agreement which, by its nature, should survive termination or expiration of this Agreement, will survive any such termination or expiration of this Agreement, and with respect to Confidential Information that constitutes a trade secret under applicable law, the rights and obligations set forth in Section 4 will survive such termination or expiration of this Agreement until, if ever, such Confidential Information loses its trade secret protection other than due to an act or omission of Consultant or its employees, officers, directors, shareholders, partners, members, managers, agents, independent contractors, service providers, sublicensees, subcontractors, attorneys, accountants, and financial advisors. 6. Representations and Warranties. Consultant represents and warrants to RTR that: (a) it shall perform the Services in a professional and workmanlike manner in accordance with generally recognized industry standards for similar services and shall devote adequate resources to meet its obligations under this Agreement; (b) it is in compliance with, and shall perform the Services in compliance with, and the deliverables shall comply with, all applicable laws (c) RTR will receive good and valid title to all Deliverables, free and clear of all encumbrances and liens of any kind; (d) none of the Services or work product, including any deliverables, and RTR’s use thereof infringe or will infringe any intellectual property right or other right of any third party; and (e) the Services and work product, including any deliverables, will be in conformity in all respects with all requirements stated in this Agreement and the applicable Statement of Work. 7. Indemnification. Consultant shall indemnify, defend, and hold harmless RTR and its officers, directors, members, managers, employees, agents, affiliates, successors, and permitted assigns (collectively, "Indemnified Party") against any and all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including attorneys' fees, fees, and the costs of enforcing any right to indemnification under this Agreement, and the cost of pursuing any insurance providers, incurred by Indemnified Party (collectively, "Losses"), relating to, arising out of or resulting from any claim of a third party arising out of or occurring in connection with Consultant's negligence, willful misconduct, or breach of this Agreement. Consultant shall not enter into any settlement without RTR's or Indemnified Party's prior written consent. 8. Remedies. 8.1 If Consultant violates any provision of this Agreement, RTR shall, in addition to any damages to which it is entitled, be entitled to immediate injunctive relief against Consultant prohibiting further actions inconsistent with Consultant's obligations under this Agreement. 8.2 To the extent a Party must seek enforcement of this Agreement or otherwise defend against an unsuccessful claim of breach, the unsuccessful Party shall be liable for all attorney's fees and costs incurred by the successful party to enforce the provisions of this Agreement. 8.3 All rights and remedies provided in this Agreement are cumulative and not exclusive, and the exercise by either Party of any right or remedy does not preclude the exercise of any other rights or remedies that may now or then be available at law, in equity, by statute, in any other agreement between the Parties, or otherwise. Despite the previous sentence, the Parties intend that Consultant's exclusive remedy for RTR's breach of its payment obligations shall be its right to damages equal to its earned but unpaid fees.

4 #101336134v2 9. Licenses, etc. Consultant has and shall maintain in effect all the licenses, permissions, authorizations, consents, and permits that it needs to carry out its obligations under this Agreement. 10. Insurance. Reserved. 11. Entire Agreement. This Agreement, including and together with any related Statements of Work, exhibits, schedules, attachments, and appendices, is the sole and entire agreement of the Parties concerning the Services, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, regarding such subject matter. 12. Notices. All notices, requests, consents, claims, demands, waivers, and other communications under this Agreement (each, a "Notice") must be in writing and addressed to the other Party at the email address set out below (or to such other address that the receiving Party may designate from time to time in accordance with this Section). Notice to RTR:Email: legal@renttherunway.com Notice to Consultant:Email: Tlbariquit@gmail.com 13. Severability. If any term or provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. 14. Amendments. No amendment or modification of this Agreement is effective unless it is in writing and signed by an authorized representative of each Party. 15. Waiver. No waiver by any Party of any of the provisions of this Agreement shall be effective unless explicitly set forth in writing and signed by the Party so waiving. 16. Assignment. No Party shall assign, transfer, delegate, or subcontract any of its rights or obligations under this Agreement without the prior written consent of the other Party. 17. Successors and Assigns. This Agreement is binding on and inures to the benefit of the Parties and their respective successors and permitted assigns. 18. No Third-Party Beneficiaries. This Agreement benefits solely the Parties and their respective successors and permitted assigns and nothing in this Agreement, express or implied, confers any legal or equitable right, benefit, or remedy on any third party. 19. Governing Law; Venue. This Agreement shall be governed by, construed, interpreted and the rights of the Parties determined in accordance with the laws of the State of New York, without reference to the principles of conflicts of law. The Parties agree that all actions and proceedings related to this Agreement shall be brought only in a state or federal court located in New York County, New York. 20. Counterparts. This Agreement may be executed in counterparts, each of which is deemed an original, but all of which together are deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement. 21. Independent Contractor. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture, or

5 #101336134v2 other form of joint enterprise, employment, or fiduciary relationship between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever. 22. Publicity. Consultant shall not issue or release any announcement, statement, press release, or other publicity or marketing materials relating to this Agreement without the prior written consent of RTR. 23. Force Majeure. No Party shall be liable or responsible to the other Party, or be deemed to have defaulted under or breached this Agreement, for any failure or delay in fulfilling or performing any term of this Agreement, when and to the extent such Party's (the "Impacted Party") failure or delay is caused by or results from the following force majeure events ("Force Majeure Event(s)"): (a) acts of God; (b) flood, fire, earthquake, or explosion; (c) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts, riot or other civil unrest; (d) government order, law, or action; (e) embargoes or blockades in effect on or after the date of this Agreement; (f) national or regional emergency; (g) strikes, labor stoppages or slowdowns or other industrial disturbances; (h) telecommunication breakdowns, power outages or shortages, lack of warehouse or storage space, inadequate transportation services, or inability or delay in obtaining supplies of adequate or suitable materials; and (i) other similar events beyond the reasonable control of the Impacted Party. Notwithstanding the foregoing, Consultant's financial inability to perform, changes in cost or availability of materials, components or services, market conditions, or supplier actions or contract disputes will not excuse performance by Consultant under this 21. The Impacted Party shall give notice within five (5) days of the Force Majeure Event to the other Party, stating the period of time the occurrence is expected to continue. The Impacted Party shall use diligent efforts to end the failure or delay and ensure the effects of such Force Majeure Event are minimized. The Impacted Party shall resume the performance of its obligations as soon as reasonably practicable after the removal of the cause. In the event that the Impacted Party's failure or delay remains uncured for a period of fifteen (15) days following written notice given by it under this Section 21, the other Party may thereafter terminate this Agreement upon five (5) days' written notice, subject to the provisions of 5.3 and 5.4. IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed. RENT THE RUNWAY, INC. By_____________________ Name: Cara Schembri Title: Chief Legal & Administrative Officer Date: TERI BARIQUIT By_____________________ Date:

6 #101336134v2 EXHIBIT A STATEMENT OF WORK This SOW No. 1 is issued under the Services Agreement with an effective date of November 1, 2025 (the “Agreement”) between Rent the Runway, Inc. (“RTR”) and Teri Bariquit (“Consultant”). This SOW is effective as of the last date of signature below. This SOW includes the terms and conditions of the Agreement, which are incorporated by this reference. In the event of any conflict in terms between the Agreement and this SOW, the Agreement shall prevail unless otherwise expressly stated in this SOW. Terms used in this SOW and not defined shall have the meaning set forth in the Agreement. RTR Contact: Cara Schembri (cara@renttherunway.com) Fee: $10,000/month, pro-rated for any partial months Invoicing Consultant will invoice RTR monthly (by sending invoices to RTR Contact and invoices@renttherunway.com) and payment is due net 30 from receipt by RTR. Start Date: November 1, 2025 Work Location(s): Remote Services & Scope of Work: - Participate in weekly meetings to review and discuss the Company’s business strategies and plans. - Advise on the Company’s inventory and merchandising work streams. - Advise on potential business opportunities and partnerships and advise on the related commercial terms. - Such other consulting services mutually agreed between Consultant and RTR. RENT THE RUNWAY, INC. TERI BARIQUIT Signature: Signature: Name: Cara Schembri Date: Title: Chief Legal & Administrative Officer Date: